As of February 8, 2005

EX-99.B(d)(1)(ii)

SCHEDULE A

WELLS FARGO FUNDS TRUST

CAPPED OPERATING EXPENSE RATIOS

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Aggressive Allocation[1] (currently named Strategic Growth Allocation) Administrator Class	1.00%	January 31, 2006

Asia Pacific* Investor Class	1.65%	April 30, 2007

Asset Allocation Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Balanced* Investor Class	1.25%	April 30, 2007

California Limited Term Tax-Free[2] Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2005 October 31, 2005 October 31, 2005

California Tax-Free Class A Class B Class C Administrator Class	0.80% 1.55% 1.55% 0.55%	October 31, 2005 October 31, 2005 October 31, 2005 October 31, 2005

California Tax-Free Money Market Class A Service Class	0.65% 0.45%	July 31, 2005 July 31, 2005

California Tax-Free Money Market Trust	0.20%	July 31, 2005

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[1]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Growth Allocation Fund will be renamed the Aggressive Allocation Fund.
[2]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the California Limited Term Tax-Free Fund will be renamed the California Limited-Term Tax-Free Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Capital Growth* Administrator Class Institutional Class Investor Class	0.94% 0.80% 1.42%	April 30, 2007 April 30, 2007 April 30, 2007

Cash Investment Money Market Administrator Class Service Class Institutional Class	0.35% 0.50% 0.20%	July 31, 2005 July 31, 2005 July 31, 2005

Common Stock* Class A Class B Class C Class Z	1.31% 2.06% 2.06% 1.29%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Corporate Bond* Advisor Class Investor Class Institutional Class	1.00% 1.03% 0.61%	April 30, 2007 April 30, 2007 April 30, 2007

Colorado Tax-Free Class A Class B Administrator Class	0.85% 1.60% 0.60%	October 31, 2005 October 31, 2005 October 31, 2005

C&B Large Cap Value Class A Class B Class C Class D Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.20% 0.95% 0.70%	February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007

C&B Mid Cap Value Class A Class B Class C Class D Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.25% 1.15% 0.90%	February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
C&B Tax-Managed Value Class A Class B Class C Class D Administrator Class	1.20% 1.95% 1.95% 1.20% 0.95%	February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007 February 28, 2007

Conservative Allocation[3] (currently named Strategic Income) Administrator Class	0.85%	January 31, 2006

Discovery* Administrator Class Investor Class	1.15% 1.38%	April 30, 2007 April 30, 2007

Diversified Bond Administrator Class	0.70%	September 30, 2005

Diversified Equity Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Diversified Small Cap Administrator Class	1.20%	January 31, 2006

Dividend Income* Administrator Class Investor Class	0.96% 1.37%	April 30, 2007 April 30, 2007

Endeavor Large Cap* Class A Class B Class C	1.25% 2.00% 2.00%	April 30, 2007 April 30, 2007 April 30, 2007

Endeavor Select* Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[3]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Income Fund will be renamed the Conservative Allocation Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Enterprise* Advisor Class Administrator Class Investor Class Institutional Class	1.40% 1.15% 1.57% 0.90%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Equity Income Class A Class B Class C Administrator Class	1.10% 1.85% 1.85% 0.85%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007
Equity Index Class A Class B	0.64% 1.39%	January 31, 2006 January 31, 2006

Equity Value[4] (currently named Large Cap Value) Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Government Money Market Class A Service Class Administrator Class Institutional Class	0.65% 0.50% 0.35% 0.20%	July 31, 2005 July 31, 2005 July 31, 2005 July 31, 2005

Government Securities* Class C Administrator Class Advisor Class Investor Class Institutional Class	1.70% 0.70% 0.95% 1.05% 0.48%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Growth Balanced Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[4]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Large Cap Value Fund will be renamed the Equity Value Fund.

Funds/Classes**	Capped Operating Expense Ratio	Expiration/ Renewal Date
Growth Equity Class A Class B Class C Administrator Class Institutional Class*	1.50% 2.25% 2.25% 1.25% 1.05%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006 April 30, 2007

Growth[5] Class A Class B Institutional Class	1.25% 2.00% 1.00%	January 31, 2006 January 31, 2006 January 31, 2006

Growth* Class C Advisor Class Administrator Class Investor Class Institutional Class	2.05% 1.30% 0.96% 1.47% 0.85%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Growth and Income* Advisor Class Administrator Class Investor Class Institutional Class	1.14% 0.96% 1.31% 0.66%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Heritage Money Market* Administrator Class Institutional Class	0.38% 0.18%	April 30, 2007 April 30, 2007

High Income* Advisor Class Investor Class Institutional Class	0.91% 0.86% 0.43%	April 30, 2007 April 30, 2007 April 30, 2007

High Yield Bond Class A Class B Class C	1.15% 1.90% 1.90%	September 30, 2005 September 30, 2005 September 30, 2005

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[5]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Growth Fund will merge into the Large Company Growth Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Income[6] Class A Class B Institutional Class	1.00% 1.75% 0.75%	September 30, 2005 September 30, 2005 September 30, 2005

Income Plus Class A Class B Class C	1.00% 1.75% 1.75%	September 30, 2005 September 30, 2005 September 30, 2005

Index Administrator Class Investor Class*	0.25% 0.45%	January 31, 2006 April 30, 2007

Index Allocation[7] Class A Class B Class C	1.15% 1.90% 1.90%	January 31, 2006 January 31, 2006 January 31, 2006

Inflation-Protected Bond Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2005 September 30, 2005 September 30, 2005 September 30, 2005

Intermediate Government Income Class A Class B Class C Administrator Class	0.95% 1.70% 1.70% 0.70%	September 30, 2005 September 30, 2005 September 30, 2005 September 30, 2005

Intermediate Tax-Free* Investor Class	0.75%	April 30, 2007

International Core* Class A Class B Class C Administrator Class	1.50% 2.25% 2.25% 1.25%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[6]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Income Fund will merge into the Montgomery Total Return Bond Fund.
[7]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Index Allocation Fund will merge into the Asset Allocation Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
International Equity Class A Class B Class C Administrator Class	1.50% 2.25% 2.25% 1.25%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

International Value[8] (currently named Overseas) Class A Class B* Class C* Administrator Class*	1.50% 2.25% 2.25% 1.25%	January 31, 2006 April 30, 2007 April 30, 2007 April 30, 2007

Large Cap Appreciation Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Large Cap Growth* Investor Class	1.19%	April 30, 2007

Large Company Core* Class A Class B Class C Class Z Administrator Class	1.25% 2.00% 2.00% 1.42% 0.95%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Large Company Growth Class A Class B Class C Class Z* Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.37% 0.95% 0.75%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Life Stage - Aggressive Portfolio* Investor Class	1.45%	April 30, 2007

Life Stage - Conservative Portfolio* Investor Class	1.25%	April 30, 2007

Life Stage - Moderate Portfolio* Investor Class	1.35%	April 30, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[8]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Overseas Fund will be renamed the International Value Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Limited Term Government Income[9] Class A Class B Institutional Class	0.95% 1.70% 0.70%	September 30, 2005 September 30, 2005 September 30, 2005

Liquidity Reserve Money Market[10]	1.00%	July 31, 2005

Mid Cap Disciplined* Administrator Class Institutional Class Investor Class	1.15% 0.90% 1.31%	April 30, 2007 April 30, 2007 April 30, 2007

Minnesota Money Market Class A	0.80%	July 31, 2005

Minnesota Tax-Free Class A Class B Class C* Class Z* Administrator Class	0.85% 1.60% 1.60% 0.78% 0.60%	October 31, 2005 October 31, 2005 April 30, 2007 April 30, 2007 October 31, 2005

Moderate Balanced Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Money Market Class A Class B Investor Class*	0.76% 1.51% 0.65%	July 31, 2005 July 31, 2005 April 30, 2007

Money Market Trust	0.20%	July 31, 2005

Montgomery Emerging Markets Focus[11] Class A Class B Class C Administrator Class	1.90% 2.65% 2.65% 1.60%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[9]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Limited Term Government Income Fund will merge into the Montgomery Short Duration Government Bond Fund.
[10]	On November 2, 2004, the Board of Trustees approved the removal of the Investor Class designation from the Liquidity Reserve Money Market Fund.
[11]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Emerging Markets Focus Fund will be renamed the Emerging Markets Focus Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Montgomery Institutional Emerging Markets[12] Institutional Class	1.25%	January 31, 2006

Montgomery Mid Cap Growth[13] Class A Class B Class C Class Z*	1.40% 2.15% 2.15% 1.57%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Montgomery Short Duration Government Bond[14] Class A Class B Class C Administrator Class Institutional Class*	0.85% 1.60% 1.60% 0.60% 0.42%	September 30, 2005 September 30, 2005 September 30, 2005 September 30, 2005 April 30, 2007

Montgomery Small Cap[15] Class A Class B Class C Class Z* Administrator Class Institutional Class*	1.40% 2.15% 2.15% 1.57% 1.20% 0.90%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Montgomery Total Return Bond[16] Class A Class B Class C Administrator Class Institutional Class Class Z*	0.90% 1.65% 1.65% 0.70% 0.42% 0.95%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
[11]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Institutional Emerging Markets Fund will be renamed the Institutional Emerging Markets Fund.
[13]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Mid Cap Growth Fund will be renamed the Mid Cap Growth Fund.
[14]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Short Duration Government Bond Fund will be renamed the Short Duration Government Bond Fund.
[15]	On November 2, 2004 and February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Small Cap Fund will be renamed the Small Cap Growth Fund.
[16]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Total Return Bond Fund will be renamed the Total Return Bond Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Municipal Bond* Class A Class B Class C Administrator Class Investor Class	0.85% 1.60% 1.60% 0.48% 0.80%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Municipal Money Market* Investor Class	0.64%	April 30, 2007

National Limited Term Tax-Free[17] Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2005 October 31, 2005 October 31, 2005 October 31, 2005

National Tax-Free Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2005 October 31, 2005 October 31, 2005 October 31, 2005

National Tax-Free Money Market Class A Service Class Institutional Class Administrator Class*	0.65% 0.45% 0.20% 0.30%	July 31, 2005 July 31, 2005 July 31, 2005 April 30, 2007

National Tax-Free Money Market Trust	0.20%	July 31, 2005

Nebraska Tax-Free Administrator Class	0.75%	October 31, 2005

Opportunity* Advisor Class Administrator Class Investor Class	1.29% 1.04% 1.35%	April 30, 2007 April 30, 2007 April 30, 2007

Outlook Today Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 0.95% 0.75%	June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.
[16]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the National Limited Term Tax-Free Fund will be renamed the National Limited-Term Tax-Free Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Outlook 2010 Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 0.95% 0.75%	June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005

Outlook 2020 Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 0.95% 0.75%	June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005

Outlook 2030 Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 0.95% 0.75%	June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005

Outlook 2040 Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 0.95% 0.75%	June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005 June 30, 2005

Overland Express Sweep	1.08%	July 31, 2005

Overseas* Institutional Class Investor Class	0.95% 1.46%	April 30, 2007 April 30, 2007

Prime Investment Money Market Service Class Institutional Class	0.55% 0.20%	July 31, 2005 July 31, 2005

Short-Term Bond* Advisor Class Investor Class Institutional Class	0.85% 0.90% 0.48%	April 30, 2007 April 30, 2007 April 30, 2007

Short-Term High Yield Bond* Advisor Class Investor Class	1.10% 0.86%	April 30, 2007 April 30, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Short-Term Municipal Bond* Class C Investor Class	1.60% 0.66%	April 30, 2007 April 30, 2007

SIFE Specialized Financial Services[18] Class A Class B Class C	1.35% 2.10% 2.10%	January 31, 2006 January 31, 2006 January 31, 2006

Small Cap Disciplined* Administrator Class Institutional Class Investor Class	1.20% 1.00% 1.61%	April 30, 2007 April 30, 2007 April 30, 2007

Small Cap Growth[19] Class A Class B Class C Institutional Class	1.45% 2.20% 2.20% 1.20%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Small Cap Opportunities Administrator Class	1.20%	January 31, 2006

Small Cap Value* Class A Class B Class C Class Z	1.44% 2.19% 2.19% 1.36%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Small Company Growth Class A Class B Class C Administrator Class	1.45% 2.20% 2.20% 1.20%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

Small Company Value Class A Class B Class C Administrator Class	1.45% 2.20% 2.20% 1.20%	January 31, 2006 January 31, 2006 January 31, 2006 January 31, 2006

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.
[17]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the SIFE Specialized Financial Services Fund will be renamed the Specialized Financial Services Fund.
[19]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Small Cap Growth Fund will merge into the Montgomery Small Cap Fund.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Small/Mid Cap Value* Administrator Class Investor Class	1.20% 1.62%	April 30, 2007 April 30, 2007

Specialized Health Sciences Class A Class B Class C	1.65% 2.40% 2.40%	January 31, 2006 January 31, 2006 January 31, 2006

Specialized Technology Class A Class B Class C Class Z*	1.75% 2.50% 2.50% 1.90%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Stable Income Class A Class B Class C Administrator Class	0.90% 1.65% 1.65% 0.65%	September 30, 2005 September 30, 2005 September 30, 2005 September 30, 2005

Strategic Income* Class A Class B Class C	1.10% 1.85% 1.85%	April 30, 2007 April 30, 2007 April 30, 2007

Treasury Plus Money Market Class A Service Class Institutional Class	0.65% 0.50% 0.20%	July 31, 2005 July 31, 2005 July 31, 2005

Ultra-Short Duration Bond* Class A Class B Class C Class Z	0.80% 1.55% 1.55% 0.97%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

Ultra Short-Term Income* Administrator Class Advisor Class Investor Class Institutional Class	0.60% 0.80% 0.84% 0.35%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds/Classes**	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Ultra Short-Term Municipal Income* Advisor Class Investor Class Institutional Class	0.80% 0.72% 0.37%	April 30, 2007 April 30, 2007 April 30, 2007

U.S. Value* Class A Class B Class C Class Z Administrator Class	1.25% 2.00% 2.00% 1.32% 0.96%	April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007 April 30, 2007

WealthBuilder Conservative Allocation	1.50%	September 30, 2005

WealthBuilder Equity	1.25%	September 30, 2005

WealthBuilder Growth Allocation	1.50%	September 30, 2005

WealthBuilder Growth Balanced	1.25%	September 30, 2005

WealthBuilder Moderate Balanced	1.50%	September 30, 2005

WealthBuilder Tactical Equity	1.25%	September 30, 2005

Wisconsin Tax-Free* Class C Investor Class	1.49% 0.75%	April 30, 2007 April 30, 2007

100% Treasury Money Market Class A Service Class	0.65% 0.50%	July 31, 2005 July 31, 2005

Most Recent annual agreement approval by the Board of Trustees: April 4, 2005

Schedule A amended: February 8, 2005

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

The foregoing schedule of capped operating expense ratios is agreed to as of February 8, 2005 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Stacie D. DeAngelo
Stacie D. DeAngelo
Senior Vice President

AS OF MAY 18, 2004

AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT

SCHEDULE B

WELLS FARGO FUNDS TRUST

NOT SUBJECT TO CAPPED OPERATING EXPENSE RATIOS

NAME OF FUND/CLASS	DATE OF REMOVAL FROM SCHEDULE A

B-1